UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                             UNITED FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                 (State or other jurisdiction of incorporation)

              0-28080                          81-0507591
      (Commission File Number)      (IRS Employer Identification No.)

                     P. O. BOX 2779, 120 FIRST AVENUE NORTH,
                           GREAT FALLS, MONTANA 59403
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (406) 727-6106

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 2003, United Financial Corp. ("the Company") completed the sale of its majority-owned subsidiary Valley Bancorp, Inc. ("Valley"), pursuant to a Merger Agreement dated May 22, 2003 (the "Merger Agreement"), as a result of which Valley became a wholly-owned subsidiary of Marquette Financial Companies ("Marquette"). At the time of the sale, and taking into account stock options which were exercised immediately prior to the closing, the Company owned approximately 62% of Valley's issued and outstanding capital stock. As provided in the Merger Agreement, the net purchase price paid by Marquette for all Valley capital stock outstanding was approximately $14.6 million.


         For accounting purposes, in our historical financial statements for 2002 as reported in our 2002 Annual Report on Form 10-K, we have presented consolidated financial statements with Valley as a 65% majority-owned subsidiary. Likewise, historical consolidated financial statements including Valley were presented in our Form 10-Q for June 30, 2003.


         For purposes of presenting our pro forma financial statements in this Form 8-K, we have presented the historical statement of financial condition as of June 30, 2003 as presented in the Form 10-Q. We then presented a separate column for Valley balances which were consolidated. We then adjusted the resulting balances to include the approximately $9.0 million in net proceeds received from the Valley sale. We recorded a gain, reflected as a credit to retained earnings, of approximately $700,000. This gain represents approximately $9.0 million in net proceeds realized from the sale less our investment in Valley stock, and less applicable income tax provision and legal fees.


         For further information on this sale, see Exhibit 2.1 herein, which is the Merger Agreement incorporated by reference from our Form 8-K dated May 23, 2003 and Exhibit 99.1 herein, which is a press release incorporated by reference from our Form 8-K dated August 1, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Unaudited pro forma financial information:

                  1. Pro forma statements of financial condition as of June 30, 2003

                  2. Pro forma statements of income for the six months ended June 30, 2003

                  3. Pro forma statements of income for the twelve months ended December 30, 2002

                  4.       Notes to unaudited pro forma financial information

         We included the Merger Agreement as an exhibit on our current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on May 23, 2003, announcing the signing of the Merger Agreement. We disclosed our completion of the sale of Valley on our current report on Form 8-K filed with the SEC on August 1, 2003.


         The following unaudited pro forma financial information illustrates the effects of the Valley sale on our financial position, as if the sale had occurred as of June 30, 2003. The pro forma statements of income illustrate

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

the effect of the Valley sale on our results of operations as if the sale had occurred on the first day of the period presented.

         NONE OF THE PRO FORMA FINANCIAL INFORMATION INCLUDES ANY INCOME WE MIGHT HAVE EARNED ON THE NET PROCEEDS.

         The unaudited pro forma financial information is presented for illustrative purposes only and does not purport to (i) represent what our financial position or results of operations would have been had the disposition in fact occurred on the date indicated, or (ii) project our financial position or results of operations for any future period or date. The pro forma adjustments are based on available information that we believe is reasonable under the circumstances.

         The following unaudited pro forma financial information should be read in conjunction with our audited consolidated financial statements for the year ended December 31, 2002, including footnotes, as contained in our Annual Report on Form 10-K filed with the SEC on March 28, 2003.


















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

UNITED FINANCIAL CORP.
PRO FORMA STATEMENTS OF FINANCIAL CONDITION
(Dollars in thousands, except per share data)

                                                                                                      PRO FORMA
                                                                                                        UNITED
                                                                       VALLEY        PRO FORMA         FINANCIAL
                                                   CONSOLIDATED     BANCORP, INC     ADJUSTMENTS         CORP.
                                                   ------------    --------------    -----------     -----------
                                                      JUNE 30,         JUNE 30,       JUNE 30,         JUNE 30,
                                                       2003              2003           2003             2003
                                                   ------------    --------------    -----------     -----------
ASSETS
  Cash and cash equivalents                          $  30,354         $(11,719)      $ 9,012         $ 27,647
  Securities available-for-sale                         57,498          (16,129)           --           41,369
  Restricted stock, at cost                              4,441             (423)           --            4,018
  Loans held for sale                                   20,822           (2,428)           --           18,394
  Loans receivable, net                                255,285          (36,655)           --          218,630
  Accrued interest receivable                            2,483             (349)           --            2,134
  Premises and equipment, net                            7,652             (916)           --            6,736
  Real estate and other personal property owned            562               --            --              562
  Goodwill, net of accumulated amortization              3,429               --        (2,007)           1,422
  Other assets                                           1,147              (94)           (7)           1,046
                                                     ---------         --------       -------         --------
                                                     $ 383,673         $(68,713)      $ 6,998         $321,958
                                                     =========         ========       =======         ========

LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits:
  Demand, NOW and money market demand accounts       $ 121,552         $(41,367)      $    --         $ 80,185
  Savings deposits                                      53,766             (639)           --           53,127
  Time deposits                                        124,278          (14,809)           --          109,469
                                                     ---------         --------       -------         --------
                                                       299,596          (56,815)           --          242,781
  Federal Home Loan Bank advances                       34,000           (3,000)           --           31,000
  Securities sold under agreements to repurchase         9,409               --            --            9,409
  Accrued interest payable                               1,460              (62)           --            1,398
  Advances from borrowers for taxes and insurance          103               --            --              103
  Income taxes payable                                     197             (114)          575              658
  Deferred income taxes, net                                54              136           125              315
  Trust preferred securities                             3,000               --            --            3,000
  Other liabilities                                      1,166             (158)            6            1,014
                                                     ---------         --------       -------         --------
                                                       348,985          (60,013)          706          288,678

 MINORITY INTEREST                                       3,017               --        (3,017)              --

 Stockholders' equity:
  Preferred stock, no par value; authorized
   2,000,000 shares; no shares issued and outstanding       --               --            --               --
  Common stock, no par value; authorized
   8,000,000 shares; 2,441,669 and 2,439,225
   shares issued and outstanding at June 30,2003 and
   December 31, 2002, respectively                      27,203             (172)          172           27,203
  Retained earnings, substantially restricted            3,741             (644)        1,367            4,464
  Paid in capital                                           --           (7,710)        7,710               --
  Unrealized gain on securities available-for-
   sale                                                    727             (174)           60              613
                                                     ---------         --------       -------         --------
                                                        31,671           (8,700)        9,309           32,280
                                                     ---------         --------       -------         --------
                                                     $ 383,673         $(68,713)      $ 6,998         $321,958
                                                     =========         ========       =======         ========

                                      Equity/Assets       8.25%           12.66%                         10.24%
                                   Book Value/Share     $12.97            $5.05                         $13.51

Shares Outstanding                                       2,442            1,723                          2,442

SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

UNITED FINANCIAL CORP.
PRO FORMA STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

                                                          SIX MONTHS ENDED JUNE 30, 2003
                                                                                           PRO FORMA
                                                                 VALLEY                      UNITED
                                                                BANCORP,      PRO FORMA    FINANCIAL
                                                 CONSOLIDATED     INC.       ADJUSTMENTS     CORP.
                                                 ------------   --------     -----------   ---------
INTEREST INCOME:
Loans receivable                                  $  9,125      $ (1,383)     $     --     $  7,742
Mortgage-backed securities                             987          (290)           --          697
Other investment securities                            342           (96)           --          246
Other interest earning assets                          197           (34)           --          163
                                                  --------      --------      --------     --------
  Total interest income                             10,651        (1,803)           --        8,848
INTEREST EXPENSE:
Deposits                                             2,769          (418)           --        2,351
Other borrowings                                       936           (59)           --          877
                                                  --------      --------      --------     --------
  Total interest expense                             3,705          (477)           --        3,228
                                                  --------      --------      --------     --------
  Net interest income                                6,946        (1,326)           --        5,620
Provision for loan losses                              625           (50)           --          575
                                                  --------      --------      --------     --------
  Net interest income after provision for
   loan losses                                       6,321        (1,276)           --        5,045
NON-INTEREST INCOME:
Gain on sale of loans                                3,117          (176)           --        2,941
Service charges and fees                               604           (84)           --          520
Gain on sale of securities                              18            --            --           18
Other                                                   96           (11)           --           85
                                                  --------      --------      --------     --------
  Total non-interest income                          3,835          (271)           --        3,564
NON-INTEREST EXPENSE:
Compensation and benefits                            3,975          (647)           --        3,328
Occupancy and equipment                                826          (226)           --          600
Data processing fees                                   438           (91)           --          347
Other                                                1,366          (173)           --        1,193
                                                  --------     --------       --------     --------
  Total non-interest expense                         6,605        (1,137)           --        5,468
                                                  --------      --------      --------     --------
  Income before income taxes and minority
   interest                                          3,551          (410)           --        3,141
Provision for income taxes                           1,336          (153)           --        1,183
                                                  --------      --------      --------     --------
  Income before minority interest                    2,215          (257)           --        1,958
Minority interest                                      (89)           --            89           --
                                                  --------      --------      --------     --------
  Net income                                      $  2,126      $   (257)     $     89     $  1,958
                                                  ========      ========      ========     ========
Basic earnings per share                          $    .87      $    .15                   $    .80
                                                  ========      ========                   ========
Diluted earnings per share                        $    .85      $    .15                   $    .79
                                                  ========      ========                   ========
Weighted average shares outstanding - basic          2,439         1,723                      2,439
                                                  ========      ========                   ========
Weighted average shares outstanding - diluted        2,489         1,723                      2,489
                                                  ========      ========                   ========

SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

UNITED FINANCIAL CORP.
PRO FORMA STATEMENTS OF INCOME
(Dollars in thousands, except per share data)

                                                        TWELVE MONTHS ENDED DECEMBER 31, 2002
                                                                                           PRO FORMA
                                                                 VALLEY                      UNITED
                                                                BANCORP,      PRO FORMA    FINANCIAL
                                                 CONSOLIDATED     INC.       ADJUSTMENTS     CORP.
                                                 ------------   --------     -----------   ---------
INTEREST INCOME:
Loans receivable                                  $ 19,497      $ (3,292)     $     --     $ 16,205
Mortgage-backed securities                           2,797        (1,037)           --        1,760
Other investment securities                            808            --            --          808
Other interest earning assets                          536           (93)           --          443
                                                  --------      --------      --------     --------
  Total interest income                             23,638        (4,422)           --       19,216
INTEREST EXPENSE:
Deposits                                             7,529        (1,424)           --        6,105
Other borrowings                                     3,207          (131)           --        3,076
                                                  --------      --------      --------     --------
  Total interest expense                            10,736        (1,555)           --        9,181
                                                  --------      --------      --------     --------
  Net interest income                               12,902        (2,867)           --       10,035
Provision for loan losses                            1,170           (55)           --        1,115
                                                  --------      --------      --------     --------
  Net interest income after provision for
   loan losses                                      11,732        (2,812)           --        8,920
NON-INTEREST INCOME:
Gain on sale of loans                                3,955          (163)           --        3,792
Service charges and fees                             1,122          (148)           --          974
Gain on sale of securities                              87           (86)           --            1
Other                                                  236           (59)           --          177
                                                  --------      --------      --------     --------
  Total non-interest income                          5,400          (456)           --        4,944
NON-INTEREST EXPENSE:
Compensation and benefits                            6,534        (1,161)           --        5,373
Occupancy and equipment                              1,601          (438)           --        1,163
Data processing fees                                   796          (204)           --          592
Other                                                3,111          (492)           --        2,619
                                                  --------      --------      --------     --------
  Total non-interest expense                        12,042        (2,295)           --        9,747
                                                  --------      --------      --------     --------
  Income before income taxes and minority
   interest                                          5,090          (973)           --        4,117
Provision for income taxes                           1,923          (360)           --        1,563
                                                  --------      --------      --------     --------
  Income before minority interest                    3,167          (613)           --        2,554
Minority interest                                     (212)           --           212           --
                                                  --------      --------      --------     --------
  Net income                                      $  2,955      $   (613)     $    212     $  2,554
                                                  ========      ========      ========     ========
Basic earnings per share                          $   1.21      $   0.36                   $   1.05
                                                  ========      ========                   ========
Diluted earnings per share                        $   1.19      $   0.36                   $   1.03
                                                  ========      ========                   ========
Weighted average shares outstanding - basic          2,439         1,723                      2,439
                                                  ========      ========                   ========
Weighted average shares outstanding - diluted        2,489         1,723                      2,489
                                                  ========      ========                   ========

SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTE 1 - PRO FORMA STATEMENTS OF FINANCIAL CONDITION

         Cash adjustments - We adjusted cash by the net proceeds of $9,012,000.

         Goodwill adjustment - In addition to the Valley investment account, the Company had $2,007,000 in goodwill recorded for Valley. The investment account was previously eliminated in the Valley consolidation. This adjustment removes the remaining cost of the Valley investment from the Company's books to reflect the sale.

         Other adjustments - The decrease of $7,000 in other assets is prepaid legal fees, which were expensed at the time of the sale. The increase of $6,000 in other liabilities is accrued legal fees, which were expensed at the time of the sale. The increase of $575,000 and $125,000 in current and deferred income taxes, respectively, reflects the estimated income tax provisions on the Valley gain of approximately $1.4 million.

         Retained earnings - The difference between the net pro forma cash proceeds of approximately $9,012,000 and the investment in Valley including goodwill of approximately $7,576,000, less applicable income taxes of $700,000 and legal fees of $13,000, was credited to retained earnings. This amount plus the elimination of Valley's retained earnings comprise the total pro forma adjustment to retained earnings of $1,367,000.

         The following is a summary of the net gain on the sale of Valley credited to retained earnings for pro forma purposes only, rounded to the nearest thousands.

Cash proceeds from sale                           $ 9,012,000
Cost basis of investment                           (5,683,000)(1)
Goodwill recorded                                  (2,007,000)
Unrealized gain on available-for-sale securities      114,000
Legal fees related to sale                            (13,000)
                                                   ----------
                                                    1,423,000

Provision for income taxes                           (700,000)
                                                   ----------
Net gain on sale credited to retained earnings        723,000
Elimination of Valley's retained earnings             644,000
                                                   ----------
   Total adjustment to retained earnings          $ 1,367,000
                                                   ==========

(1)      Eliminated previously in the June 30, 2003 historical balances.

NOTE 2 - PRO FORMA STATEMENTS OF INCOME

         Minority interest - The only pro forma adjustment on the statements of income involves an addback for the minority interest portion of Valley's net income for the periods presented. The adjustment is needed because the historical statements include 65% of Valley's net income recorded as "minority interest" on the consolidated financial statements. The Valley column reflects the reversal of 100% of Valley's interest income and expense and non-interest income and expense. Therefore, the pro forma adjustment reflects only 65% of Valley's net income reported in the consolidated financial statements for the periods presented.

         (c)      Exhibits:

                  Exhibit 2.1 Merger Agreement dated May 22, 2003 among Marquette, Valley and the Company (incorporated by reference into the Company's current report on Form 8-K dated May 23, 2003)

                  Exhibit 99.1 Press Release of United Financial Corp. dated August 1, 2003, reporting the completion of the previously announced sale of Valley Bancorp, Inc. (incorporated by reference into the Company's current report on Form 8-K dated August 1, 2003)



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, United Financial Corp. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        UNITED FINANCIAL CORP.

DATE: August 14, 2003                   By: /s/ Paula J. Delaney
                                            ----------------------------------
                                            Paula J. Delaney
                                            Chief Financial Officer














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


                                 EXHIBIT INDEX

EXHIBIT NO.                                DESCRIPTION
-----------                                -----------

Exhibit 2.1 Merger Agreement dated May 22, 2003 among Marquette, Valley and the Company (incorporated by reference into the Company's Current Report on Form 8-K dated May 23, 2003)

Exhibit 99.1 Press Release of United Financial Corp. dated August 1, 2003, reporting the completion of the previously announced sale of Valley Bancorp, Inc. (incorporated by reference into the Company's Current Report on Form 8-K dated August 1, 2003)

















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